Exhibit 10.53
SEVENTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT
     THIS SEVENTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this “Seventh Amendment”) is entered into as of
August __, 2011 (the “Seventh Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Investor Rights Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Seventh Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the Registrable Securities; and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Seventh Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Seventh Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Certain Definitions. The following definition contained in Section 1.1 of the Original Agreement is hereby amended to read, in its entirety, as follows:
“Qualified Public Offering” means either (i) a Qualified Public Offering, as such term is defined in the Company’s Certificate of Incorporation, or (ii) the initial public offering of the Company’s common stock pursuant to the Company’s Registration Statement on Form S-1 (SEC No. 333-173661), regardless of the initial public offering price.
     2. No Other Amendments. Except as expressly amended by this Seventh Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     3. Counterparts. This Seventh Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
(SIGNATURES ON NEXT PAGES)

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed as of the Seventh Amendment Date.

COMPANY:

TRUSTWAVE HOLDINGS, INC.

By:

Name: Robert McCullen Title: Chief Executive Officer

STOCKHOLDERS:

Financial Technology Ventures II (Q), L.P.
Financial Technology Ventures II, L.P.

By:	Financial Technology Management, II, LLC

By:
Name:
Title:

FTVentures III, L.P.
FTVentures III-N, L.P.
FTVentures III-T, L.P.

By:	FTVentures Management III, LLC

By:
Name:
Title:

Richard Kiphart

David Valentine
Signature Page to Seventh Amendment to Investor Rights Agreement

DBRC Investments, LLC.

By:
Name:
Title:

Phillip J. Smith

Kevin Bradford

MBK Ventures, LLC

By:
Name: Robert McCullen
Title: Manager
Signature Page to Seventh Amendment to Investor Rights Agreement

Caledonia Investments, L.P.

By:
Name: Tim Nicholson
Title: Managing Director

Nicholson Acquisitions LP

By:
Name: Tim Nicholson
Title: General Partner
Signature Page to Seventh Amendment to Investor Rights Agreement

THE PRODUCTIVITY FUND IV, L.P.

By:	First Analysis Management Company IV,
L.L.C., its General Partner
By:	First Analysis Venture Operations and
Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:
Howard S. Smith, Managing Director

THE PRODUCTIVITY FUND IV ADVISORS FUND, L.P.

By: By: By:	First Analysis Management Company IV, L.L.C., its General Partner First Analysis Venture Operations and Research, L.L.C., its Member First Analysis Corporation, its Manager

By:
Howard S. Smith, Managing Director

FA PRIVATE EQUITY FUND IV, L.P.

By:	FA Private Equity Management IV, L.C.C.,
its General Partner
By:	First Analysis Private Equity Management
Company IV, L.L.C., its Managing Member
By:	First Analysis Venture Operations and
Research, L.L.C., its Managing Member
By:	First Analysis Corporation, its Manager

By:
Howard S. Smith, Managing Director
Signature Page to Seventh Amendment to Investor Rights Agreement

FA PRIVATE EQUITY FUND IV GMBH & CO. BETEILIGUNGS KG

By:	FA Private Equity Management IV, L.C.C.,
its Managing Limited Partner
By:	First Analysis Private Equity Management
Company IV, L.L.C., its Managing Member
By:	First Analysis Venture Operations and
Research, L.L.C., its Managing Member
By:	First Analysis Corporation, its Manager

By:
Howard S. Smith, Managing Director
Signature Page to Seventh Amendment to Investor Rights Agreement

SRBA #5, L.P.

By:	Hallman Management Trust, its General Partner

By:
Trustee
Signature Page to Seventh Amendment to Investor Rights Agreement